UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8974

The Jhaveri Trust

(Exact name of registrant as specified in charter)

18820 High Parkway, Cleveland, Ohio 44116

(Address of principal executive offices)

(Zip code)

Ramesh C. Jhaveri, 18820 High Parkway, Cleveland, Ohio 44116

(Name and address of agent for service)

With copy to:

Donald S. Mendelsohn, Thompson Hine LLP.

312 Walnut St., 14th Floor, Cincinnati, Ohio 45202

Registrant's telephone number, including area code: (216) 356-1565

Date of fiscal year end: 3/30

Date of reporting period: 3/31/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Jhaveri Value Fund

A No-Load Capital Appreciation Fund

March 31, 2003

May 29, 2003

Dear Fellow Shareholders:

The last year proved to be another tough year for the equity markets.  The threat of terrorism, war with Iraq, slow economic recovery, and poor corporate earnings all weighed on the market.  JVF once again outperformed its tracking indices, however still ended the year down 22.8%.

1-year Performance for period ended March 31, 2003

S&P 500

-26.0%

S&P Barra Value

-27.8%

NASDAQ 100

-27.3%

Jhaveri Value Fund

-22.8%

The market has staged a significant move to the upside so far in 2003.  The quick war with Iraq and the prospect of an improving economy has propelled the markets higher.  JVF has risen from $6.58 on December 31, 2003 to $7.28 as of May 27, 2003.  The S&P 500 has risen only 7% during this time frame.  Our refined investment strategy has allowed us to take advantage of market volatility without sacrificing our overall strategy of long term capital appreciation. The markets continue to be extremely volatile and we will be managing the Fund to take advantage of long term undervaluations as well as short term trading ranges.

JVF TOP HOLDINGS – March 31, 2003

1.Microsoft Corp	5.46%
2.Intel Corp	3.45%
3.McDonalds Corp	3.22%
4.General Electric Co	2.93%
5.Cisco Systems	2.76%
6.Schering-Plough Corp	2.57%
7.Baxter Labs	2.47%
8.Coca-Cola Co	2.35%
9.SPX Corp	2.15%
10.Sony Corp	1.71%

Total	29.1%

Market Outlook:

Over the last three years, the US markets have endured a variety of economic and geopolitical shocks:

-

Bursting of the stock market bubble

-

Default of government debt by Russia and Argentina

-

9-11 terrorist attack

-

Rising political tension with Germany, France, and Russia

-

War with Iraq

-

SARS epidemic

-

Highest personal and corporate bankruptcies including Enron, K-mart, Worldcom, and United Airline

-

Continuing global terrorism and Middle East crisis

All of these contributed to the loss of $9-10 trillion in US market capitalization over the last three years.  For the first 5 months of 2003, the market rebounded without any significant change in the economic or global environment.  The major reasons for this are:

-

Over the last three years US businesses have made dramatic adjustments in order to be profitable.  Businesses have improved productivity through technology, eliminating excess capacity, slashing inventories, and replacing high-cost short term debt with cheaper long term debt.

-

Federal Reserve expansionary monetary policy has pushed interest rates to 35 year lows.  Inflation has also remained at a 35 year low despite rising budget and trade deficits.

-

Home ownership is expanding at a rapid pace and car sales have remained at a high level.  These engines have kept the economy and stock market afloat.

-

Manufacturing is showing signs of improving capital expenditures, shipments, and new orders.

-

Unemployment is rising, but remains low when compared to historical levels and compared to our global trading partners.

-

Oil prices have stabilized after the short war with Iraq.  There appears to be more willingness and cooperation in resolving the Middle East Crisis.

We have had many positive and negative economic and geopolitical shocks that have affected the market.  Over the last century, we have had depression, recessions, world wars, and many different conflicts and tragedies, yet the long term trend of the market has remained up.

Many of the problems will eventually dissipate and the market will move in tandem with the improving economy.  In the interim, we will continue to manage JVF for long term capital appreciation.  In addition, we will actively manage the portfolio to take advantage of short term market volatility to maximize profits and reduce our cost basis.

Sincerely,

Ramesh C. Jhaveri

Saumil R. Jhaveri

Chief Executive Officer

President

Growth of $10,000 Investment in JVF*
End Date March 31, 2003

JVF Average Annual Total Return
1 Year (22.8%)
5 Year (10.0%)
Since Inception (1.02%)
March 31, 2003
S&P 500 $18,733
Barra Value $17,363
JVF $9,218
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
May-95
May-96
May-97
May-98
May-99
May-00
May-01
May-02
JVF
Barra Value
S&P 500

*Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Jhaveri Value Fund

				Schedule of Investments
				March 31, 2003
Shares/Principal Amt- % of Assets				Market Value

COMMON STOCKS

Appliance & Tool - 1.54%			Computer-Peripheral Equipment - 0.43%
2,000	Maytag Corporation	38,060	2,000	EMC Corporation *	14,460
1,500	Sony Corp. +	52,695	1,000	Network Appliance, Inc.*	11,190
		90,755			25,650
			Computer Services - 0.30%
AeroSpace/Aircraft/Defense - 1.96%			1,000	Electronic Data Systems, Inc.	17,600
1,000	Boeing Co.	25,060
4,500	Goodrich Corporation	63,270	Electric Utilities - 1.63%
500	General Dynamics Corp.	27,535	5,000	Allegheny Energy, Inc.	31,050
		115,865	4,500	Duke Energy Corporation	65,430
					96,480
Automobile Manufacturing - 2.05%
3,000	Daimler Chrysler Corp.	87,930	Electronic Manufacturing Services - 0.67%
2,000	Honda Motor Corp. +	33,200	2,000	Celestica, Inc. *	22,860
		121,130	500	Cintas Corp.	16,450
					39,310
Beverages-Alcoholic/Soft Drink - 3.09%
4,500	Coca Cola Co.	182,160	Electronic Equipment - 5.18%
			9,000	General Electric Co.	229,500
Biotechnology & Drugs - 0.90%			3,600	Honeywell International, Inc.	76,896
1,000	AmerisourceBergen Corp.	52,500			306,396
			Electronic-Semiconductors - 6.35%
Business Services - 1.82%			15,200	Intel Corp.	247,456
3,500	Automatic Data Processing, Inc.	107,765	6,600	Motorola Inc.	54,516
			5,000	Micron Technology Inc. *	40,700
Chemicals-Diversified - 1.31%			2,000	Texas Instruments, Inc.	32,740
2,000	Du Pont (E.I.) deNemours & Co.	77,720			375,412

Communication Services - 0.17%			Finance-Investment Brokers - 0.30%
500	SBC Communications, Inc.	10,030	500	Merrill Lynch & Co. Inc.	17,700

Computer Hardware - 1.33%			Food Processing - 0.97%
1,000	International Business Machines, Inc.	78,430	500	Kellogg Co.	15,325
			1,500	Kraft Foods, Inc.	42,300
Computer-Software - 5.32%					57,625
13,000	Microsoft Corp.	314,730
			Footwear - 0.22%
Computer-Local Network - 2.95%			2,000	Skechers U.S.A, Inc. *	12,980
13,500	Cisco Systems Inc.*	174,150
		174,150	Furniture & Fixtures - 0.32%
			1,000	Masco Corp.	18,620
Computer-Mini/Micro - 3.88%
5,800	Dell Computer Corp.*	158,398	Internet - 0.18%
2,969	Hewlett-Packard Co.	46,168	1,000	AOL Time Warner, Inc. *	10,860
7,600	Sun Microsystems, Inc. *	24,776
		229,342
			Retail- Drugs- 1.65%
Insurance - 1.42%			2,500	Walgreen Co.	73,700
1,500	American International Group Inc.	74,175	1,000	CVS Corp	23,850
1,000	Unum Provident Corp.	9,800			97,550
		83,975
			Retail-Specialty - 4.96%
Machinery-Construction - 0.33%			3,000	Limited Brands, Inc.	38,610
500	Deere & Co.	19,630	1,000	Sears Roebuck & Co.	24,150
			2,000	Target Corp.	58,520
			5,000	Toys R Us, Holding Co. *	41,850
Medical-Drugs - 13.78%			2,500	Wal-Mart Stores Inc.	130,075
2,000	Abbot Laboratories	75,220			293,205
1,000	Aventis +	44,150
12,000	Bayer AG +	163,680
3,000	Bristol Myers Squibb Co.	63,390	Retail-Food & Restaurant - 4.70%
2,000	Glaxo SmithKline, PLC +	70,380	19,200	McDonalds Corp	277,632
1,000	Johnson & Johnson, Inc.	57,870
1,000	Novartis AG +	37,060
4,800	Pfizer, Inc.	149,568	Semiconductors - 0.85%
8,600	Schering-Plough Corp.	153,338
		814,656	4,000	Applied Materials, Inc. *	50,320

Medical Equipment & Supplies - 1.89%			Scientific and Technological Instruments - 0.12%
6,000	Baxter International, Inc.	111,840	800	Perkin Elmer, Inc	7,112

Metal Mining - 2.13%			Software & Programming - 0.09%
6,500	Alcoa, Inc.	125,970	500	Cadence Design Systems, Inc. *	5,000

Miscellaneous Fabricated Products - 0.43%			Telecommunications Equipment - 1.61%
2,500	Shaw Group, Inc. *	25,125	8,000	JDS Uniphase Corp. *	22,800
			11,200	Lucent Technologies, Inc. *	16,464
Money Center Banks - 0.87%			4,000	Nokia Corp. +	56,040
1,500	Citigroup, Inc.	51,675			95,304

Natural Gas Utilities - 0.56%			Transportation - Ship - 1.73%
5,500	El Paso Corp.	33,275	3,000	SPX Corporation	102,480

Oil & Gas-International Integrated - 2.80%			Tires - 0.52%
1,500	Amerada Hess Corp.	66,390	6,000	Goodyear Tire & Rubber Co	31,020
1,516	BP PLC, +	58,502
1,000	Royal Dutch Petroleum Co. +	40,750	Total for Common Stock - 86.92%		5,137,752
		165,642
			Cash- Equivalents
Oil Well Services & Equipment- 1.03%			778,604	First American Treasury Obligation FD CL S .55%	778,604
1,600	Schlumberger Ltd.	60,816	Total Cash Equivalents - 13.17%		778,604

Recreational Activities- 0.29%				Total Investments - 100.09%	$ 5,916,356
1,000	Blockbuster, Inc.	17,100		(Cost $7,625,692)

Recreational Products- 0.34%				Liabilities in Excess of Other Assets (0.09%)	(5,245)
500	Harley Davidson, Inc.	19,855
				Net Assets - 100.00%	$ 5,911,111
Regional Banks- 0.51%
2,000	MBNA Corp.	30,100

Retail- Home Improvement- 1.44%
3,500	Home Depot, Inc.	85,260

The accompanying notes are an integral part of the financial statements.

Jhaveri Value Fund

Statement of Assets and Liabilities
March 31, 2003

Assets:
Investment Securities at Market Value	$ 5,916,356
(Identified Cost $7,625,692)
Receivables:
Dividends and Interest	10,288
Receivable for securities sold	56,834
Total Assets	5,983,478
Liabilities:
Accrued Management Fees	12,512
Payable for securities purchased	59,855
Total Liabilities	72,367
Net Assets	$ 5,911,111
Net Assets Consist of:
Paid-In Capital	11,494,378
Accumulated Realized Gain (Loss) on Investments - Net	(3,873,931)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	(1,709,336)
Net Assets, for 921,335 Shares Outstanding	$ 5,911,111
Net Asset Value and Redemption Price
Per Share ($5,911,111/921,335 shares)	$ 6.42

The accompanying notes are an integral part of the financial statements.

Jhaveri Value Fund

Statement of Operations
For the year ended March 31, 2003
Investment Income:
Dividends	$ 87,681
Interest	3,656
Total Investment Income	91,337
Expenses
Management Fees (Note 2)	158,573
Interest Expense	2,980
Total Expenses	161,553
Less Expenses Reimbursed by Adviser	(2,980)
Net Expenses	158,573

Net Investment Income (Loss)	(67,236)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(2,187,464)
Unrealized Appreciation (Depreciation) on Investments	399,957
Net Realized and Unrealized Gain (Loss) on Investments	(1,787,507)

Net Increase (Decrease) in Net Assets from Operations	(1,854,743)

The accompanying notes are an integral part of the financial statements.

Jhaveri Value Fund

Statements of Changes in Net Assets
	4/1/2002	4/1/2001
	to	to
	3/31/2003	3/31/2002
From Operations:
Net Investment Income (Loss)	$ (67,236)	$ (165,275)
Net Realized Gain (Loss) on Investments	(2,187,464)	(1,787,525)
Net Unrealized Appreciation (Depreciation)	399,957	735,496
Increase (Decrease) in Net Assets from Operations	(1,854,743)	(1,217,304)
From Distributions to Shareholders
Net Realized Gain from Security Transactions	0	(639,117)
Net Decrease from Distributions	0	(639,117)
From Capital Share Transactions:
Proceeds From Sale of Shares	182,878	370,675
Shares Issued on Reinvestment of Dividends	0	639,117
Cost of Shares Redeemed	(746,931)	(2,456,196)
Net Increase (Decrease) from Shareholder Activity	(564,053)	(1,446,404)

Net Increase (Decrease) in Net Assets	(2,418,796)	(3,302,825)

Net Assets at Beginning of Period	8,329,907	11,632,732

Net Assets at End of Period	$ 5,911,111	$ 8,329,907

Share Transactions:
Issued	27,297	40,772
Reinvested	0	72,627
Redeemed	(108,837)	(271,325)
Net increase (decrease) in shares	(81,540)	(157,926)
Shares outstanding beginning of period	1,002,875	1,160,801
Shares outstanding end of period	921,335	1,002,875

The accompanying notes are an integral part of the financial statements.

Jhaveri Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:
	4/1/2002	4/1/2001	4/1/2000	4/1/1999	4/1/1998
	to	to	to	to	to
	3/31/2003	3/31/2002	3/31/2001	3/31/2000	3/31/1999
Net Asset Value -
Beginning of Period	$ 8.31	$ 10.02	$ 12.52	$ 11.36	$ 14.07
Net Investment Income (Loss)	(0.07)	(0.14)	(0.07)	(0.13)	(0.17)
Net Gains or Losses on Securities
(realized and unrealized)	(1.82)	(0.97)	(1.34)	2.25	(2.33)
Total from Investment Operations	(1.89)	(1.11)	(1.41)	2.12	(2.50)

Dividends (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	0.00	(0.60)	(1.09)	(0.96)	(0.21)
Total Distributions	0.00	(0.60)	(1.09)	(0.96)	(0.21)
Net Asset Value -
End of Period	$ 6.42	$ 8.31	$ 10.02	$ 12.52	$ 11.36
Total Return	(22.74)%	(11.43)%	(11.88)%	19.08%	(17.66)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,911	8,330	11,633	13,231	12,227

Ratio of Expenses to Average Net Assets Before Reimbursement	2.55%	2.51%	2.50%	2.50%	2.50%
Ratio of Net Income (Loss) to Average Net Assets Before Reimbursement	(1.11)%	(1.52)%	(0.79)%	(1.03)%	(1.43)%
Ratio of Expenses to Average Net Assets After Reimbursement	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Income (Loss) to Average Net Assets After Reimbursement	(1.06)%	(1.51)%	(0.79)%	(1.03)%	(1.43)%
Portfolio Turnover Rate	283.93%	80.17%	126.66%	130.85%	83.09%

The accompanying notes are an integral part of the financial statements.

JHAVERI VALUE FUND

 NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2003

Note 1. Organization

The Jhaveri Trust  (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management Investment Company.  The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  Shares of one series have been authorized, which shares constitute the interests in the Jhaveri Value Fund (the “Fund”). The Fund commenced operations May 1, 1995.  The Fund’s investment objective is to provide long term capital appreciation.  The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its adviser to have above average prospects for appreciation, based on a proprietary investment model developed by the adviser. The investment adviser to the Fund is Investments Technology, Inc. (The “Adviser”).

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Federal Income Taxes-The Fund intends to qualify each year as a “Regulated Investment Company” under the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. Capital loss carryforwards total $3,233,495 of which 66,341 expire in 2009, and $1,467,154 expire in 2010. The fund elected to defer post October losses of $449,787. Capital loss carryforwards are available to offset future capital gains. To the extent that these carry forwards are used to offset future capital gains, it is probable that the amount which is offset, will not be distributed to shareholders.

Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

JHAVERI VALUE FUND

 NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2003

Other-The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory Agreement

The Trust has an investment advisory agreement with Investments Technology, Inc. Ramesh C. Jhaveri and Saumil R. Jhaveri, trustess and officers of the Trust, may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. Because of such affiliation, they may receive benefits from the management fees paid to the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, and extraordinary expenses.  As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser.  For the year ended March 31, 2003, the Adviser earned a fee of $158,573 from the Fund.  The adviser reimbursed expenses totaling $2,980.

Note 4. Investments

For the year ended March 31, 2003, purchases and sales of investment securities, other than short-term investments, aggregated $17,133,986 and $18,389,042, respectively.  The gross unrealized appreciation for all securities totaled $37,869 and the gross unrealized depreciation for all securities totaled $2,588,083, or a net unrealized depreciation of $2,550,214. The aggregate cost of securities for federal income tax purposes at March 31, 2003 was $8,466,570, net of wash sales of $391,091, and post October loss deferrals of $449,787.

Note 5. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of March 31, 2003, Nalini R. Jhaveri, M.D. and Ramesh C. Jhaveri, collectively owned over 54% of the Fund.

Note 6. Distributions to Shareholders

There were no distributions during the fiscal year ended March 31, 2003.

The tax character of distributions paid during the fiscal years ended 2003 and 2002 was as follows.

Distributions paid from:	2003	2002
Ordinary income	$ 0	$ 0
Short-term Capital Gain	0	639,117
Long-term Capital Gain	0	0
	$ 0	$ 639,117

JHAVERI VALUE FUND

 NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2003

As of March 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)	$ 0
Undistributed long-term capital gain/ (accumulated losses)	(3,033,053)
Unrealized appreciation/ (depreciation)	(2,550,214)
$ (5,583,267)

The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and post- October losses.

Note 7. Trustee Fees

The aggregate fees paid to the trustees of the Fund was $2,400 for the year ended March 31, 2003.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Ramesh C. Jhaveri[1] 18820 High Parkway Cleveland, Ohio 44116 1937	Trustee since 1995; Chairman of the Board and Chief Executive Officer since 1996	President of the Adviser since 1983; licensed account executive, options principal and general securities principal, Financial America Securities, Inc., an NASD broker-dealer, since 1970	Director of Xensor Corp since 1990.
Saumil R. Jhaveri[1] 18820 High Parkway Cleveland, Ohio 44116 1969	Trustee and Secretary since 1995; President and Treasurer since 1996	Vice President of the Adviser, where he has been working full time since 1991	None

1 Ramesh C. Jhaveri is the father of Saumil R. Jhaveri.  They are “interested persons” of the Trust because they are officers of the Trust.  In addition, they may be deemed to be “interested persons” of the Trust because they are officers of the Fund’s adviser.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Mukul M. Mehta 27070 Detroit Road Suite 201 Westlake, Ohio 44145 1945	Trustee since 1995	President of Quality Sciences, Inc., a consulting and software development firm assisting chemical industry clientele including Fortune 500 companies, since 1992	None
James E. Mueller 2246 Johnstone Way Westlake, Ohio 44145 1943	Trustee since 1995	Advertising director for Ed Mullinax Ford, a car dealer, from 1987-2000. Independent Contractor in Broadcasting since 2000.	None
David R. Zavagno 5852 Glasglow Court Solon, Ohio 44139 1954	Trustee since 1995	President of Universal Medical Systems, Inc., a company specializing in diagnostic imaging equipment design, sales and installation, since 1985	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 440-356-1565.

Board of Trustees

Ramesh C. Jhaveri

Saumil R. Jhaveri

Mukul M. Mehta

James F. Mueller

David R. Zavagno

Investment Adviser

Investments Technology, Inc.

18820 High Parkway

Cleveland, OH 44116

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Ste. C

Brecksville, Ohio 44141

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Rd

Westlake, Ohio 44145

This report is provided for the general information of the shareholders of the Jhaveri Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Not applicable.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Jhaveri Trust

By /s/Ramesh C. Jhaveri

* Ramesh C. Jhaveri, CEO

Date 06/09/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Ramesh C. Jhaveri

* Ramesh C. Jhaveri, CEO

Date 06/09/03

By /s/Saumil R. Jhaveri

*Saumil R. Jhaveri, CFO

Date 06/09/03

* Print the name and title of each signing officer under his or her signature.

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